BancAnalysts Association of Boston Conference Presentation November 9, 2018 Exhibit 99.1

This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Who is M&T Bank Corporation? Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $117 billion at September 30, 2018 17,140 employees across 754 domestic branches in eight states and Washington DC 3.8 million customers representing 6.0 million accounts $93 billion of assets under management(1) Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 169 quarters All data as September 30, 2018. (1) Includes affiliated manager.

Key Ratios Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017 and 2018. Average RWA is calculated using the average of year end balances for 2012-2016. For periods prior to 2015, reflects Tier 1 Common ratios under Basel I standards. 3Q ‘18 RWA uses preliminary disclosed balances with estimated average RWA balances.

M&T’s Business Model – a Historical Perspective Net Interest Margin Operating Efficiency Ratio PPNR / RWA NCO / Average Loans Note: The Efficiency Ratio and Pre-provision Net Revenue (PPNR) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. 3Q ‘18 RWA uses preliminary disclosed balances with estimated average RWA balances. Source: S&P Global Market Intelligence.

Today’s Discussion Topics Leading deposit share in primary markets Lending discipline guided by focus on returns Superior capital generation Stable, low-cost core deposit funding advantage Maintaining profitability in competitive environment Flexible capital allocation throughout long-term cycles M&T’s Operating Model Results

Stable, Low-Cost Deposit Funding Interest-Bearing Deposit Cost Savings, MMDA, and Interest Checking Cost Time Deposit Cost Total Deposit Cost Source: S&P Global Market Intelligence and company reports

Non-Interest Bearing Deposits Provide Sustainable Advantage

Average Non-Interest Deposits / Total Deposits



40%
35%
30%
25%
20%
15%
10%
$31.5 bln
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18

Average Non-Interest Deposits – Δ Since 4Q16[1]



10%
5%
0%
-5%
-10%
-15%
-0.8%
-5.6%
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

MTB | Peer Median | Peer Maximum | Peer Minimum

	Runoff Mitigants	Current Strategies
Commercial / Small Business	▪ Operational deposits from small and middle-market business ▪ Granular portfolio, limited concentration ▪ Acquired Wilmington Trust ▪ Trust demand balances averaged ~$4 billion YTD	▪ Interest checking ▪ Earnings credit rates ▪ Proactive dialogue with long-term customers
Consumer	▪ Above average mix of active checking clients ▪ Added wealth clients with Wilmington Trust acquisition ▪ Leading deposit share in core markets	▪ Cash bonuses ▪ Bonus yields

Note: (1) Percentage change in average non-interest bearing deposits compared with 4Q16.
Source: S&P Global Market Intelligence

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M&T Bank Corporation

Leading Deposit Market Share in Core Markets Note: Retail deposits cap branch level deposits at $1B; YoY Deposit Cost represents change in cost of total deposits from Q3 2017 to Q3 2018 Source: S&P Global Market Intelligence % of Retail Deposits in MSAs with Market Share > 15%

Focus on Growing Profitable Assets 2016 2017 3Q ’18 2016- 3Q ‘18 Chg. Total Earning Assets 3.49% 3.82% 4.40% +91 bps Commercial and Consumer Loans 3.98% 4.34% 5.00% +102 bps Residential Mortgages, Cash, and Securities 2.83% 2.98% 3.22% +39 bps $ in billions Earning Assets – Average Balances Earning Asset Yields – Annualized 2016- 3Q ‘18 CAGR (3%) +4% (12%) Hudson City 2015 Q4

Less Volatile Loan Growth Through Credit Cycles Note: (1) M&T’s loan growth is based on average loans and is adjusted for acquisitions Source: S&P Global Market Intelligence and Federal Reserve H8 data Loan Growth (Annualized) – M&T1 vs. US Commercial Banks 2005-2008 2009-2012 2013-2016 2017-3Q18 Commercial Real Estate Commercial & Industrial

Investments Aligned with Revenue Growth

Operating Leverage

- Revenue growth and lower regulatory expenses support funding strategic initiatives while improving overall profitability



14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
2013
2014
2015
2016
2017
3Q18 (Y/Y)
5.4%
4.1%
5.0%
-0.8%
4.8%
2.4%
12.8%
9.1%
6.7%
4.7%
5.1%
-3.6% (1)
Total Revenue
Operating Noninterest Expense

	2013	2014	2015	2016	2017	3Q18 (Y/Y)
Operating Leverage (bps)	(132)	(585)	231	366	196	861
Operating Efficiency Ratio	56.0%	59.3%	58.0%	56.1%	55.1%	51.4%

Notes:
Noninterest operating expenses and the operating efficiency ratio are non-GAAP financial measures. The calculation of total revenue excludes securities gains/losses, and merger-related gains. This is consistent with the denominator calculation in our defined operating efficiency ratio calculation. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.
Operating leverage is measured as the change in total revenue minus the change in noninterest operating expense.
(1) Operating noninterest expenses includes $50 million in legal related expenses in 3Q17. Excluding the $50 million in 3Q17 operating results would result in a 2.9% increase in operating noninterest expense and 217 basis points in positive operating leverage for 3Q18 Y/Y.

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M&T Bank Corporation

Top Quartile Pre-Provision Profitability Note: 3Q ‘18 RWA uses preliminary disclosed balances with estimated average RWA balances. PPNR is a non-GAAP figure. Refer to appendix for M&T’s calculation. M&T excludes $50 mln legal-related expense in 3Q ’17. Source: S&P Global Market Intelligence PPNR/RWA Growth vs. Pre-Provision Profitability D - 3Q ‘18 Higher PPNR Growth Higher Pre-Provision Profitability PPNR / RWA Median: 6.4% Median: 2.13% M&T’s PPNR/RWA exceeds peer median by 80 bps Provides greater loss absorption capacity

Key Metrics Relative to Peers Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Risk-Weighted Assets for 3Q ‘18 are preliminary. Sources: Company filings and S&P Global Market Intelligence

Cumulative Capital Retained, Dividends and Share Repurchases Deploying Capital Where and When it Makes Sense Note: Calculated using Net Operating Income, less preferred dividends and discount amortization – see appendix Source: Federal Reserve 20% 104% 87% 71% 112% 52% 78% 48% 43% 35% 33% 37% 35% 85% 123% 155% M&T Loan Growth vs. Industry (Difference in Average Growth Rates) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018YTD Partners Trust Provident Wilmington Trust Hudson City Allfirst Entry into CCAR Higher Growth vs. Industry Lower Growth vs. Industry 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018YTD

Today’s Discussion Topics M&T’s Operating Model Results Leading deposit share in primary markets Lending discipline guided by focus on returns Superior capital generation Stable, low-cost core deposit funding advantage Maintaining profitability in competitive environment Flexible capital allocation throughout long-term cycles

Appendix and GAAP Reconciliations

Earnings & Dividend Growth: 1983 – Q3 2018 14% Net Operating EPS CAGR 13% Dividend CAGR 3Q ‘18 YTD

Of the largest 100 banks operating in 1983, only 23 remain today. Among the remaining, M&T ranks 1st in stock price growth M&T Bank Corporation…a solid investment (1) 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website

18.4% Annual rate of return since 19801 In the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980 M&T Bank Corporation…a solid investment $1,199 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through September 30,2018 Includes 543 U.S. based publically traded stocks

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation, N.A. KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.